UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102
(Address of principal executive offices, including zip code)

(571)730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.     Regulation FD

On or about June 22, 2015, Lightbridge Corporation (the “Company”) began mailing its 2014 Annual Report to Stockholders, which contained a letter from the Company’s chief executive officer updating the Company’s stockholders on certain of the Company’s developments. The full text of that letter is furnished herewith as Exhibit 99.1.

Item 9.01.     Other Events.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter from Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Date: June 22, 2015	By:	/s/ Seth Grae
SETH GRAE

Chief Executive Officer